                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 5, 1999 relating to the financial statements of Lithium Technology Corporation included in its Form 10-KSB for the year ended December 31, 1998 filed with the Securities and Exchange Commission.



                                       /s/ DELOITTE & TOUCHE LLP





Philadelphia, Pennsylvania
January 31, 2000